UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-02333

New Perspective Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Brian C. Janssen

New Perspective Fund

6455 Irvine Center Drive

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

New Perspective Fund® Annual report for the year ended September 30, 2020

Tap into the growth
potential of global
equities

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Capital Group website (capitalgroup.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

New Perspective Fund seeks to provide you with long-term growth of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.76% for Class A shares as of the prospectus dated December 1, 2020 (unaudited). The expense ratio is restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors
4	The value of a long-term perspective
6	Summary investment portfolio
10	Financial statements
34	Board of trustees and other officers

Fellow investors:

In an unprecedented year marked by a deadly pandemic, government-imposed lockdowns and extreme market volatility, New Perspective Fund generated strong results and surpassed its benchmark by a wide margin.

The fund returned 25.33% for the fiscal year ended September 30, 2020, exceeding the 10.44% increase recorded by its primary benchmark, the MSCI ACWI (All Country World Index). The fund’s return includes a dividend of 48 cents a share and a capital gain of $1.26 per share paid in December 2019.

The fund’s result also exceeded that of the Standard & Poor’s 500 Composite Index, which gained 15.15%. Over longer time frames, New Perspective’s results compare favorably to its benchmark.

Markets hit by extreme turbulence

World equity markets experienced high levels of volatility amid a severe coronavirus outbreak that brought the global economy to a virtual standstill. The pandemic triggered lockdowns in nearly all countries as authorities struggled to halt the spread of the virus and treat large numbers of patients. Markets plummeted in February and March as populations sheltered in place and economic activity declined sharply. A decade-long bull market in U.S. equities came to an end as the widening pandemic sparked the worst global recession since 2008.

Governments around the world responded with massive fiscal and monetary stimulus measures, including trillions of dollars in direct aid to companies and workers impacted by the crisis. In the U.S. alone, lawmakers approved a $2.2 trillion stimulus bill known as the Coronavirus Aid, Relief, and Economic Security (CARES) Act, the largest such spending measure in the country’s history. Central banks responded by aggressively cutting interest rates and dramatically expanding their bond-buying stimulus programs. The U.S. Federal Reserve lowered its key policy rate to near zero, and the European Central Bank maintained its negative interest rate policy. Government bond markets rallied amid safe-haven buying.

Reacting to the torrent of stimulus, markets rebounded in late March and April, turning the fastest bear market in history into the quickest recovery on record. Led by a ferocious rally in technology and consumer tech stocks, the S&P 500 soared 61% between March 23 and September 2 — surpassing the record highs reached before the start of the pandemic. Economic activity slowly picked up as businesses reopened and people adapted to new guidelines affecting work, commerce and recreation. Near the end of the 12-month period, market gains were tempered by a second wave of COVID-19 outbreaks in

Results at a glance

For periods ended September 30, 2020, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 3/13/73)

New Perspective Fund (Class A shares)	25.33%	14.35%	11.86%	12.37%
MSCI ACWI (All Country World Index)*,†	10.44	10.30	8.55	8.61

*	MSCI ACWI is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Source: MSCI.
†	From March 13, 1973, through December 31, 1987, the MSCI World Index was used because the MSCI ACWI did not exist. MSCI World Index results reflect dividends net of withholding taxes, and MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

New Perspective Fund	1

We remain optimistic about the companies we have chosen for this portfolio through fundamental, bottom-up security selection. We believe well-managed multinationals are ideally positioned to navigate turbulent times and come out stronger on the other side.

the U.S., Europe and elsewhere, as well as investor unease ahead of the U.S. presidential election.

Sector returns mixed

Sector returns diverged widely. Digitally focused, growth-oriented stocks rallied as millions of home-bound customers switched to online services for food, entertainment and other basic needs. Old-economy companies — particularly those without online avenues — fared much worse, creating a significant divide between companies that benefited from the lockdowns and those crushed by them. Large capitalization companies generally outpaced smaller companies, and growth stocks exceeded value stocks in aggregate.

Information technology stocks enjoyed the largest gains, led by semiconductor companies, software firms and digital payment processors. Companies that provide cloud-computing services also soared as thousands of corporations moved en masse to enable employees to work from home. Consumer discretionary stocks rose sharply, lifted by a surge in global e-commerce. However, returns in the consumer discretionary sector were more bifurcated as, for instance, online retailers saw their business skyrocket while many offline, brick-and-mortar retailers were forced to close.

Health care stocks climbed amid a frantic race to develop effective treatments for COVID-19, as well as a pandemic-ending vaccine. Shares of several biotechnology firms advanced on news of successful clinical trials for new types of cancer treatments. Communication services stocks also produced double-digit gains, led by video streaming and social media platforms that boomed in popularity during the lockdowns. Video game companies, in particular, generated huge increases in overall revenue, per-player revenue and new-player engagement.

Materials stocks also moved significantly higher amid rising demand for raw materials as economies reopened.

Energy stocks suffered the biggest losses as global demand for oil and gas plummeted. Several large oil companies posted multibillion dollar write-downs on assets. Rising demand for alternative energy sources pressured companies in the traditional oil and gas industry. Financial stocks fell sharply, hurt by ultra-low interest rates and a global economy in recession. Bank shares plunged as some lenders suspended dividend payments in a bid to conserve cash. Real estate stocks declined on investor worries about the viability of the commercial real estate industry in a recession and, as more people work from home, potentially on a permanent basis. Meanwhile, consumer staples, industrials and utilities stocks lagged the overall market.

Inside the portfolio

Select investments in the consumer discretionary sector generated strong returns for the fund, including automaker Tesla and e-commerce giant Amazon. Tesla shares rallied on rising demand for the company’s tech-infused electric vehicles, as well as investor optimism for its innovative battery technology. Amazon shares soared as demand for online shopping and delivery services rose dramatically. On the other hand, consumer discretionary holdings in the travel and tourism industry hurt returns relative to the index. Shares of Norwegian Cruise Line and MGM Resorts declined as cruise lines and casinos worldwide paused operations amid COVID-19 fears. Both holdings were eliminated from the portfolio.

Communication services stocks proved to be another bright spot for the fund, primarily due to the growing popularity of Facebook and Netflix. Both companies saw massive increases in customer engagement during the lockdowns. Netflix enjoyed rapid subscriber growth,

2	New Perspective Fund

demonstrating the power of disruptive, internet-driven business models. Stocks in the information technology sector boosted returns as well, led by chipmakers ASML and Taiwan Semiconductor Manufacturing. PayPal proved a strong contributor as online payment activity continued to grow at a rapid pace. Elsewhere in the information technology sector, Apple and NVIDIA detracted on a relative basis. The fund owned a relatively small, underweight position in Apple and did not own NVIDIA shares; both stocks rallied during the 12-month period.

Health care stocks advanced, led by innovative biotech firms working on novel treatments for cancer and other serious diseases. Seattle Genetics and Regeneron Pharmaceuticals rallied. Some health care companies detracted, however. Boston Scientific shares fell primarily due to a decline in elective surgeries and other non-essential medical procedures during the pandemic.

Certain investments in the industrials sector disappointed for the 12-month period. The two largest detractors relative to the index were Airbus and Safran, both of which were hit hard by cratering demand for air travel. Portfolio managers believe Airbus and Safran are well-managed companies with a strong potential to rebound once the pandemic is under control. Elsewhere in the portfolio, shares of CME Group declined as the derivatives exchange company experienced a decrease in trading of interest rate products amid the Fed’s bond buying activities and near zero rate policy.

Across all sectors, the fund remains focused on companies that have potentially long growth runways. This continues to be expressed through large positions in technology and consumer-orientated companies, which account for a substantial share of the portfolio. While income is a consideration in the management of the fund, its primary investment objective remains long-term growth of capital. To articulate a clearer expression of our investment approach, in December 2019, we adjusted the fund’s objective by removing references to the secondary objective of future income.

Looking ahead

Even before the COVID-19 outbreak, the outlook for global equity markets was clouded by trade uncertainty, rising political risk and slowing economic growth in major developed markets. In many ways, the virus has exacerbated those issues through a further deterioration in U.S.-China relations, ongoing political divisiveness and a worldwide economic downturn from which it could take years to recover. Given these challenges, our outlook for 2021 and beyond remains cautious. We urge our shareholders to brace for more volatility while maintaining focus on their long-term investment goals.

As we head into a new year, we expect a challenging investment and economic environment, dominated by the search for an effective vaccine. In addition, the newly elected U.S. president will be faced with the daunting task of uniting a bitterly divided nation while continuing to navigate increasingly choppy global trade waters. The virus has underscored an urgent need for global cooperation, but rising geopolitical tensions and growing nationalist sentiments are threatening to undermine that goal.

Against this difficult backdrop, however, we remain optimistic about the companies we have chosen for this portfolio through fundamental, bottom-up security selection. We believe well-managed multinationals are ideally positioned to navigate turbulent times and come out stronger on the other side. In addition, our long-term investment horizon allows us to take advantage of volatile markets and invest in companies that we think will prosper over a period of years.

We thank you for your commitment to New Perspective Fund, and we look forward to reporting to you again in six months.

Sincerely,

Robert W. Lovelace
Co-President

Joanna F. Jonsson
Co-President

November 6, 2020

For current information about the fund, visit capitalgroup.com.

New Perspective Fund	3

The value of a long-term perspective

Average annual total returns based on a $1,000 investment
(for periods ended September 30, 2020)*

	1 year	5 years	10 years
Class A shares	18.11%	13.01%	11.20%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

$3,000,000
1,000,000
100,000
10,000
5,000
1973[5]
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,0001. Thus, the net amount invested was $9,4252. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit capitalgroup.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[2]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[3]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Source: MSCI.
[4]	From March 13, 1973, through December 31, 1987, the MSCI World Index was used because the MSCI ACWI did not exist. MSCI World Index results reflect dividends net of withholding taxes, and MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[5]	For the period March 13, 1973, commencement of operations, through September 30, 1973.

4	New Perspective Fund

How a hypothetical $10,000 investment has grown

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that despite occasional stumbles, financial markets have tended to reward investors over the long term. As the chart below shows, over its lifetime, New Perspective Fund has done demonstrably better than its primary benchmark. Dividends, particularly when reinvested, have accounted for a large portion of the fund’s overall results.

New Perspective Fund	5

Summary investment portfolio September 30, 2020

Country diversification by domicile	Percent of net assets
United States	55.56%
Eurozone*	12.77
Japan	4.23
United Kingdom	3.95
Taiwan	2.95
Hong Kong	2.93
Switzerland	2.66
Denmark	2.32
Canada	1.61
Other countries	6.92
Short-term securities & other assets less liabilities	4.10

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands and Spain.

Common stocks 95.78%	Shares	Value (000)
Information technology 22.99%
Microsoft Corp.	15,931,615	$3,350,897
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	208,775,941	3,135,517
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	1,500,631	121,656
ASML Holding NV1	3,839,942	1,415,920
ASML Holding NV (New York registered) (ADR)	1,842,254	680,289
Mastercard Inc., Class A	6,058,408	2,048,772
PayPal Holdings, Inc.[2]	6,753,719	1,330,685
Broadcom Inc.	3,550,760	1,293,613
Visa Inc., Class A	6,011,295	1,202,079
Shopify Inc., Class A, subordinate voting shares[2]	1,009,646	1,032,838
Adobe Inc.[2]	2,011,759	986,627
Samsung Electronics Co., Ltd.[1]	19,139,258	964,344
Keyence Corp.[1]	1,342,740	625,774
Other securities		7,456,869
		25,645,880

Consumer discretionary 18.80%
Tesla, Inc.[2]	16,920,148	7,258,914
Amazon.com, Inc.[2]	1,207,504	3,802,104
NIKE, Inc., Class B	7,850,432	985,543
Prosus NV1,2	9,396,927	866,566
LVMH Moët Hennessy-Louis Vuitton SE1	1,643,062	768,125
Kering SA1	940,482	624,842
MercadoLibre, Inc.[2]	539,465	583,960
Hermès International[1]	612,842	528,260
Other securities		5,561,181
		20,979,495

Health care 13.50%
Intuitive Surgical, Inc.[2]	1,664,012	1,180,683
Vertex Pharmaceuticals Inc.[2]	3,916,394	1,065,729
AstraZeneca PLC[1]	9,580,002	1,042,697
Thermo Fisher Scientific Inc.	2,055,408	907,504
BeiGene, Ltd. (ADR)[2]	3,006,235	861,106
Seattle Genetics, Inc.[2]	3,868,911	757,107
Regeneron Pharmaceuticals, Inc.[2]	1,278,718	715,801
Boston Scientific Corp.[2]	18,652,342	712,706
Zoetis Inc., Class A	4,283,079	708,293
Pfizer Inc.	15,284,410	560,938
Other securities		6,552,692
		15,065,256

6	New Perspective Fund

	Shares	Value (000)
Communication services 9.47%
Facebook, Inc., Class A2	13,945,897	$3,652,430
Alphabet Inc., Class C2	727,133	1,068,595
Alphabet Inc., Class A2	632,981	927,697
Netflix, Inc.[2]	3,510,735	1,755,473
Other securities		3,165,841
		10,570,036

Financials 9.05%
AIA Group Ltd.[1]	131,061,400	1,291,109
JPMorgan Chase & Co.	12,762,048	1,228,602
London Stock Exchange Group PLC[1]	8,949,954	1,023,882
Moody’s Corp.	2,835,843	821,969
CME Group Inc., Class A	4,758,456	796,137
Other securities		4,940,538
		10,102,237

Industrials 6.95%
DSV Panalpina A/S1	4,373,697	713,741
Honeywell International Inc.	4,295,196	707,032
Safran SA1,2	5,527,719	543,949
Nidec Corp.[1]	5,749,332	534,694
Other securities		5,253,793
		7,753,209

Consumer staples 5.47%
Nestlé SA1	9,797,150	1,162,325
Costco Wholesale Corp.	2,213,980	785,963
Mondelez International, Inc.	9,704,778	557,540
Other securities		3,594,329
		6,100,157

Materials 5.08%
Koninklijke DSM NV1	5,217,736	859,861
Vale SA, ordinary nominative (ADR)	58,699,457	621,040
Vale SA, ordinary nominative	16,512,655	173,804
Sherwin-Williams Company	904,541	630,230
Other securities		3,387,249
		5,672,184

Energy 1.90%
Reliance Industries Ltd.[1]	22,770,563	693,529
Other securities		1,426,787
		2,120,316

Utilities 1.44%
Ørsted AS1	5,700,232	786,261
Other securities		818,875
		1,605,136

Real estate 1.13%
Other securities		1,263,966

Total common stocks (cost: $57,088,731,000)		106,877,872

Preferred securities 0.10%
Other 0.10%
Other securities		110,987

Total preferred securities (cost: $83,254,000)		110,987

Bonds, notes & other debt instruments 0.02%	Principal amount (000)
Corporate bonds, notes & loans 0.02%
Energy 0.02%
Other securities		24,410

Total bonds, notes & other debt instruments (cost: $29,234,000)		24,410

New Perspective Fund	7

Short-term securities 4.46%	Shares	Value (000)
Money market investments 4.46%
Capital Group Central Cash Fund 0.12%[3,4]	47,628,149	$4,763,291
BlackRock Liquidity Funds – FedFund, Institutional Shares 0%[3,5]	75,000,000	75,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0%[3,5]	75,000,000	75,000
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.02%[3,5]	31,398,470	31,399
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[3,5]	25,000,000	25,000
Fidelity Investments Money Market Government Portfolio, Class I 0.01%[3,5]	1,000,000	1,000
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 0.02%[3,5]	986,450	986

Total short-term securities (cost: $4,970,975,000)		4,971,676
Total investment securities 100.36% (cost: $62,172,194,000)		111,984,945
Other assets less liabilities (0.36)%		(402,160)

Net assets 100.00%		$111,582,785

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes securities (with an aggregate value of $24,410,000, which represented .02% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. “Other securities” also includes securities on loan. The total value of securities on loan was $199,690,000, which represented .18% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

Investments in affiliates4

	Value of affiliates at 10/1/2019 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 9/30/2020 (000)	Dividend income (000)
Common stocks 0.82%
Information technology 0.30%
Smartsheet Inc., Class A2	$—	$297,796	$25,195	$814	$59,499	$332,914	$—
Consumer discretionary 0.10%
Hilton Grand Vacations Inc.[2]	153,229	12,958	920	168	(50,962)	114,473	—
Health care 0.28%
Ultragenyx Pharmaceutical Inc.[2]	160,386	—	1,105	(60)	147,030	306,251	—
Agios Pharmaceuticals, Inc.[2,6]	108,917	11,271	24,156	(45,668)	53,229	—	—
						306,251
Industrials 0.14%
PageGroup PLC[1,2]	68,786	23,660	475	115	(10,015)	82,071	—
Aggreko PLC[1]	169,892	—	938	(48)	(90,535)	78,371	1,104
						160,442
Total common stocks						914,080
Short-term securities 4.27%
Money market investments 4.27%
Capital Group Central Cash Fund 0.12%[3]	4,745,146	10,287,055	10,268,886	(716)	692	4,763,291	42,576
Total 5.09%				$(45,395)	$108,938	$5,677,371	$43,680

8	New Perspective Fund

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $38,331,234,000, which represented 34.35% of the net assets of the fund. This amount includes $38,107,944,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Rate represents the seven-day yield at 9/30/2020.
[4]	Affiliate of the fund or part of the same group of investment companies as the fund, in each case as defined under the Investment Company Act of 1940.
[5]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[6]	Unaffiliated issuer at 9/30/2020.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

New Perspective Fund	9

Financial statements

Statement of assets and liabilities at September 30, 2020	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $56,447,777)	$106,307,574
Affiliated issuers (cost: $5,724,417)	5,677,371	$111,984,945
Cash		530
Cash denominated in currencies other than U.S. dollars (cost: $42,222)		42,220
Receivables for:
Sales of investments	52,496
Sales of fund’s shares	105,519
Dividends and interest	147,059
Securities lending income	58
Other	439	305,571
		112,333,266
Liabilities:
Collateral for securities on loan		208,385
Payables for:
Purchases of investments	254,172
Repurchases of fund’s shares	145,012
Investment advisory services	33,704
Services provided by related parties	21,259
Trustees’ deferred compensation	6,269
U.S. and non-U.S. taxes	72,787
Other	8,893	542,096
Net assets at September 30, 2020		$111,582,785

Net assets consist of:
Capital paid in on shares of beneficial interest		$58,431,562
Total distributable earnings		53,151,223
Net assets at September 30, 2020		$111,582,785

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (2,077,439 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$50,985,900	947,566		$53.81
Class C	1,394,816	27,225		51.23
Class T	14	—	*	53.83
Class F-1	1,803,723	33,759		53.43
Class F-2	14,016,095	261,133		53.67
Class F-3	7,784,005	144,402		53.90
Class 529-A	2,695,828	50,780		53.09
Class 529-C	119,071	2,329		51.12
Class 529-E	91,260	1,740		52.46
Class 529-T	17	—	*	53.80
Class 529-F-1	179,602	3,389		52.99
Class R-1	68,971	1,357		50.81
Class R-2	570,365	11,119		51.30
Class R-2E	68,206	1,293		52.74
Class R-3	1,557,474	29,721		52.40
Class R-4	2,166,231	40,884		52.98
Class R-5E	220,315	4,123		53.43
Class R-5	1,742,043	32,356		53.84
Class R-6	26,118,849	484,263		53.94

*	Amount less than one thousand.

See notes to financial statements.

10	New Perspective Fund

Statement of operations for the year ended September 30, 2020	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $4,349; also includes $43,680 from affiliates)	$1,237,254
Interest	42,091
Securities lending income (net of fees)	867	$1,280,212
Fees and expenses*:
Investment advisory services	359,538
Distribution services	154,717
Transfer agent services	66,688
Administrative services	29,007
Reports to shareholders	2,509
Registration statement and prospectus	2,351
Trustees’ compensation	1,740
Auditing and legal	333
Custodian	7,218
Other	1,888	625,989
Net investment income		654,223

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	3,673,317
Affiliated issuers	(45,395)
In-kind redemptions	293,256
Currency transactions	(19,046)	3,902,132
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $31,385):
Unaffiliated issuers	18,084,946
Affiliated issuers	108,938
Currency translations	(4,423)	18,189,461
Net realized gain and unrealized appreciation		22,091,593

Net increase in net assets resulting from operations		$22,745,816

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets
(dollars in thousands)

	Year ended September 30,
	2020	2019
Operations:
Net investment income	$654,223	$786,621
Net realized gain	3,902,132	2,665,924
Net unrealized appreciation (depreciation)	18,189,461	(1,278,653)
Net increase in net assets resulting from operations	22,745,816	2,173,892

Distributions paid to shareholders	(3,547,007)	(5,328,174)

Net capital share transactions	3,079,332	6,388,417

Total increase in net assets	22,278,141	3,234,135

Net assets:
Beginning of year	89,304,644	86,070,509
End of year	$111,582,785	$89,304,644

See notes to financial statements.

New Perspective Fund	11

Notes to financial statements

1. Organization

New Perspective Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%[1]	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years[2]
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years[3]
Class 529-E	None	None	None
Classes T and 529-T4	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

[1]	Up to 3.50% for Class 529-A shares purchased on or after June 30, 2020.
[2]	Effective June 30, 2020, Class C converts to Class A after 8 years.
[3]	Effective June 30, 2020, Class 529-C converts to Class 529-A after 5 years.
[4]	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

12	New Perspective Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

In-kind redemptions — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains/losses resulting from redemptions of shares in-kind are reflected separately in the fund’s statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

New Perspective Fund	13

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of September 30, 2020 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$17,581,285	$8,064,595	$—	$25,645,880
Consumer discretionary	14,717,792	6,261,703	—	20,979,495
Health care	11,728,260	3,336,996	—	15,065,256
Communication services	9,004,332	1,565,704	—	10,570,036
Financials	5,430,197	4,672,040	—	10,102,237
Industrials	2,810,494	4,942,715	—	7,753,209
Consumer staples	2,238,316	3,861,841	—	6,100,157
Materials	3,126,593	2,545,591	—	5,672,184
Energy	868,080	1,252,236	—	2,120,316
Utilities	346,459	1,258,677	—	1,605,136
Real estate	785,171	478,795	—	1,263,966
Preferred securities	20,646	90,341	—	110,987
Bonds, notes & other debt instruments	—	24,410	—	24,410
Short-term securities	4,971,676	—	—	4,971,676
Total	$73,629,301	$38,355,644	$—	$111,984,945

14	New Perspective Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

New Perspective Fund	15

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of September 30, 2020, the total value of securities on loan was $199,690,000, and the total value of collateral received was $209,077,000. Collateral received includes cash of $208,385,000 and U.S. government securities of $692,000. Investment securities purchased from cash collateral are disclosed in the investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Collateral — The fund receives highly liquid assets, such as cash or U.S. government securities, as collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event the borrower cannot meet its contractual obligation. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s summary investment portfolio.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended September 30, 2020, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended September 30, 2020, the fund reclassified $443,755,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

16	New Perspective Fund

As of September 30, 2020, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$234,130
Undistributed long-term capital gains	4,164,731
Post-October capital loss deferral*	(988,285)
Gross unrealized appreciation on investments	52,247,638
Gross unrealized depreciation on investments	(2,596,288)
Net unrealized appreciation on investments	49,651,350
Cost of investments	62,333,595

*	This deferral is considered incurred in the subsequent year.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended September 30, 2020						Year ended September 30, 2019
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid
Class A	$451,802		$1,191,209		$1,643,011		$410,143		$2,218,136	$2,628,279
Class C	4,387		40,662		45,049		3,528		82,910	86,438
Class T	—	†	—	†	—	†	—	†	1	1
Class F-1	16,936		47,437		64,373		15,194		90,949	106,143
Class F-2	135,265		295,152		430,417		106,278		469,285	575,563
Class F-3	76,567		155,358		231,925		54,404		225,546	279,950
Class 529-A	22,064		61,464		83,528		19,553		114,500	134,053
Class 529-C	524		6,752		7,276		377		14,999	15,376
Class 529-E	647		2,331		2,978		591		4,655	5,246
Class 529-T	—	†	—	†	—	†	—	†	1	1
Class 529-F-1	1,819		4,105		5,924		1,592		7,230	8,822
Class R-1	155		1,995		2,150		149		4,541	4,690
Class R-2	1,614		14,879		16,493		1,075		29,681	30,756
Class R-2E	407		1,887		2,294		304		3,268	3,572
Class R-3	10,371		41,201		51,572		9,972		87,540	97,512
Class R-4	20,128		54,912		75,040		19,227		110,262	129,489
Class R-5E	1,720		3,809		5,529		1,293		5,327	6,620
Class R-5	21,030		44,270		65,300		20,316		87,662	107,978
Class R-6	269,130		545,018		814,148		215,828		891,857	1,107,685
Total	$1,034,566		$2,512,441		$3,547,007		$879,824		$4,448,350	$5,328,174

†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.352% on such assets in excess of $89 billion. For the year ended September 30, 2020, the investment advisory services fee was $359,538,000, which was equivalent to an annualized rate of 0.372% of average daily net assets.

New Perspective Fund	17

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of September 30, 2020, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Prior to January 1, 2020, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2020, the quarterly fee was amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

18	New Perspective Fund

For the year ended September 30, 2020, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$111,478	$40,468		$13,508		Not applicable
Class C	13,870	1,268		422		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	4,293	2,243		519		Not applicable
Class F-2	Not applicable	12,648		3,482		Not applicable
Class F-3	Not applicable	367		1,885		Not applicable
Class 529-A	5,386	1,884		697		$1,455
Class 529-C	2,017	178		62		130
Class 529-E	415	38		25		53
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	126		47		98
Class R-1	673	72		20		Not applicable
Class R-2	3,911	1,857		156		Not applicable
Class R-2E	386	137		19		Not applicable
Class R-3	7,318	2,247		439		Not applicable
Class R-4	4,970	1,982		596		Not applicable
Class R-5E	Not applicable	264		52		Not applicable
Class R-5	Not applicable	764		483		Not applicable
Class R-6	Not applicable	145		6,595		Not applicable
Total class-specific expenses	$154,717	$66,688		$29,007		$1,736

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,740,000 in the fund’s statement of operations reflects $506,000 in current fees (either paid in cash or deferred) and a net increase of $1,234,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended September 30, 2020, the fund engaged in such purchase and sale transactions with related funds in the amounts of $732,041,000 and $744,233,000, respectively, which generated $26,924,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended September 30, 2020.

New Perspective Fund	19

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions			Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended September 30, 2020

Class A	$3,519,638	75,821	$1,604,011	34,084		$(5,432,481)	(118,494)	$(308,832)	(8,589)
Class C	217,259	4,944	44,539	988		(571,025)	(12,659)	(309,227)	(6,727)
Class T	—	—	—	—		—	—	—	—
Class F-1	339,536	7,345	62,989	1,348		(586,688)	(12,878)	(184,163)	(4,185)
Class F-2	4,183,905	90,972	407,407	8,694		(3,137,503)	(69,005)	1,453,809	30,661
Class F-3	2,103,915	45,227	229,518	4,881		(1,161,026)	(25,129)	1,172,407	24,979
Class 529-A	366,357	7,720	83,508	1,798		(372,370)	(7,976)	77,495	1,542
Class 529-C	24,028	545	7,273	161		(189,064)	(4,039)	(157,763)	(3,333)
Class 529-E	8,951	199	2,978	65		(18,860)	(408)	(6,931)	(144)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	36,227	776	5,923	128		(34,265)	(740)	7,885	164
Class R-1	8,254	192	2,134	48		(25,029)	(564)	(14,641)	(324)
Class R-2	100,434	2,256	16,456	365		(162,251)	(3,693)	(45,361)	(1,072)
Class R-2E	14,465	315	2,293	50		(25,825)	(568)	(9,067)	(203)
Class R-3	238,054	5,273	51,531	1,121		(496,936)	(10,967)	(207,351)	(4,573)
Class R-4	316,370	7,105	75,032	1,619		(589,579)	(12,920)	(198,177)	(4,196)
Class R-5E	102,696	2,272	5,529	119		(48,720)	(1,042)	59,505	1,349
Class R-5	222,992	4,739	65,245	1,389		(448,450)	(9,838)	(160,213)	(3,710)
Class R-6	4,881,455	108,768	813,086	17,281		(3,784,585)	(80,869)	1,909,956	45,180
Total net increase (decrease)	$16,684,536	364,469	$3,479,453	74,139		$(17,084,657)	(371,789)	$3,079,332	66,819

Year ended September 30, 2019

Class A	$2,588,400	60,890	$2,566,637	70,706		$(4,792,423)	(112,893)	$362,614	18,703
Class C	209,287	5,133	85,561	2,457		(359,476)	(8,829)	(64,628)	(1,239)
Class T	—	—	—	—		—	—	—	—
Class F-1	336,606	7,948	103,813	2,878		(483,670)	(11,432)	(43,251)	(606)
Class F-2	3,560,364	83,641	542,924	15,019		(2,144,265)	(51,065)	1,959,023	47,595
Class F-3	1,641,819	38,516	275,231	7,588		(737,204)	(17,349)	1,179,846	28,755
Class 529-A	223,433	5,306	134,011	3,738		(333,570)	(7,885)	23,874	1,159
Class 529-C	27,897	687	15,361	442		(76,075)	(1,864)	(32,817)	(735)
Class 529-E	7,874	189	5,230	147		(16,694)	(402)	(3,590)	(66)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	41,910	987	8,821	247		(24,455)	(578)	26,276	656
Class R-1	7,338	181	4,665	135		(25,237)	(617)	(13,234)	(301)
Class R-2	96,909	2,375	30,708	881		(153,908)	(3,768)	(26,291)	(512)
Class R-2E	19,692	469	3,572	100		(16,435)	(387)	6,829	182
Class R-3	227,037	5,448	97,429	2,747		(486,627)	(11,682)	(162,161)	(3,487)
Class R-4	320,623	7,581	129,458	3,619		(528,069)	(12,612)	(77,988)	(1,412)
Class R-5E	98,097	2,330	6,616	183		(21,678)	(509)	83,035	2,004
Class R-5	198,871	4,646	107,839	2,976		(416,783)	(9,864)	(110,073)	(2,242)
Class R-6	3,735,193	88,176	1,105,773	30,479		(1,560,014)	(36,405)	3,280,952	82,250
Total net increase (decrease)	$13,341,350	314,503	$5,223,650	144,342		$(12,176,583)	(288,141)	$6,388,417	170,704

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $24,050,587,000 and $23,772,247,000, respectively, during the year ended September 30, 2020.

20	New Perspective Fund

Financial highlights

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class A:
9/30/2020	$44.52	$.27	$10.76	$11.03	$(.48)	$(1.26)	$(1.74)	$53.81	25.33%		$50,986		.75%		.75%		.57%
9/30/2019	46.89	.37	.12	.49	(.45)	(2.41)	(2.86)	44.52	2.55		42,567		.75		.75		.85
9/30/2018	43.54	.38	5.34	5.72	(.19)	(2.18)	(2.37)	46.89	13.48		43,958		.74		.74		.85
9/30/2017	37.41	.39	7.11	7.50	(.29)	(1.08)	(1.37)	43.54	20.87		40,527		.75		.75		.98
9/30/2016	35.80	.34	3.48	3.82	(.26)	(1.95)	(2.21)	37.41	10.91		36,897		.77		.77		.94
Class C:
9/30/2020	42.46	(.08)	10.25	10.17	(.14)	(1.26)	(1.40)	51.23	24.39		1,395		1.49		1.49		(.18)
9/30/2019	44.80	.03	.14	.17	(.10)	(2.41)	(2.51)	42.46	1.76		1,442		1.52		1.52		.07
9/30/2018	41.82	.02	5.14	5.16	—	(2.18)	(2.18)	44.80	12.62		1,576		1.53		1.53		.06
9/30/2017	35.98	.07	6.85	6.92	—	(1.08)	(1.08)	41.82	19.88		1,448		1.55		1.55		.18
9/30/2016	34.53	.05	3.35	3.40	—	(1.95)	(1.95)	35.98	10.03		1,390		1.57		1.57		.14
Class T:
9/30/2020	44.53	.38	10.76	11.14	(.58)	(1.26)	(1.84)	53.83	25.62	[5]	—	[6]	.50	[5]	.50	[5]	.82	[5]
9/30/2019	46.91	.46	.11	.57	(.54)	(2.41)	(2.95)	44.53	2.80	[5]	—	[6]	.53	[5]	.53	[5]	1.07	[5]
9/30/2018	43.57	.47	5.34	5.81	(.29)	(2.18)	(2.47)	46.91	13.71	[5]	—	[6]	.53	[5]	.53	[5]	1.04	[5]
9/30/2017[7,8]	38.61	.27	4.69	4.96	—	—	—	43.57	12.85	[5,9]	—	[6]	.27	[5,9]	.27	[5,9]	.64	[5,9]
Class F-1:
9/30/2020	44.21	.24	10.69	10.93	(.45)	(1.26)	(1.71)	53.43	25.27		1,804		.79		.79		.52
9/30/2019	46.57	.33	.12	.45	(.40)	(2.41)	(2.81)	44.21	2.47		1,677		.82		.82		.78
9/30/2018	43.26	.36	5.30	5.66	(.17)	(2.18)	(2.35)	46.57	13.40		1,795		.81		.81		.79
9/30/2017	37.19	.35	7.07	7.42	(.27)	(1.08)	(1.35)	43.26	20.76		1,717		.83		.83		.91
9/30/2016	35.60	.32	3.47	3.79	(.25)	(1.95)	(2.20)	37.19	10.83		1,546		.84		.84		.88
Class F-2:
9/30/2020	44.40	.38	10.73	11.11	(.58)	(1.26)	(1.84)	53.67	25.61		14,016		.53		.53		.80
9/30/2019	46.81	.46	.09	.55	(.55)	(2.41)	(2.96)	44.40	2.74		10,234		.54		.54		1.07
9/30/2018	43.47	.47	5.33	5.80	(.28)	(2.18)	(2.46)	46.81	13.71		8,560		.54		.54		1.05
9/30/2017	37.38	.47	7.08	7.55	(.38)	(1.08)	(1.46)	43.47	21.09		5,611		.55		.55		1.19
9/30/2016	35.77	.42	3.49	3.91	(.35)	(1.95)	(2.30)	37.38	11.13		4,130		.55		.55		1.18
Class F-3:
9/30/2020	44.58	.43	10.77	11.20	(.62)	(1.26)	(1.88)	53.90	25.74		7,784		.42		.42		.91
9/30/2019	46.98	.51	.08	.59	(.58)	(2.41)	(2.99)	44.58	2.85		5,324		.44		.44		1.18
9/30/2018	43.63	.52	5.34	5.86	(.33)	(2.18)	(2.51)	46.98	13.81		4,260		.45		.45		1.16
9/30/2017[7,10]	37.16	.36	6.11	6.47	—	—	—	43.63	17.41	[9]	2,478		.45	[11]	.45	[11]	1.27	[11]
Class 529-A:
9/30/2020	43.94	.25	10.61	10.86	(.45)	(1.26)	(1.71)	53.09	25.27		2,696		.79		.79		.53
9/30/2019	46.31	.33	.12	.45	(.41)	(2.41)	(2.82)	43.94	2.47		2,163		.82		.82		.78
9/30/2018	43.05	.35	5.27	5.62	(.18)	(2.18)	(2.36)	46.31	13.41		2,227		.82		.82		.78
9/30/2017	37.01	.35	7.03	7.38	(.26)	(1.08)	(1.34)	43.05	20.76		1,893		.82		.82		.91
9/30/2016	35.43	.30	3.46	3.76	(.23)	(1.95)	(2.18)	37.01	10.80		1,618		.86		.86		.86

See end of table for footnotes.

New Perspective Fund	21

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
9/30/2020	$42.35	$(.11)	$10.24	$10.13	$(.10)	$(1.26)	$(1.36)	$51.12	24.35%		$119		1.54%		1.54%		(.24)%
9/30/2019	44.66	.01	.15	.16	(.06)	(2.41)	(2.47)	42.35	1.71		240		1.57		1.57		.02
9/30/2018	41.72	(.01)	5.13	5.12	—	(2.18)	(2.18)	44.66	12.54		286		1.58		1.58		(.03)
9/30/2017	35.92	.05	6.83	6.88	—	(1.08)	(1.08)	41.72	19.80		393		1.60		1.60		.13
9/30/2016	34.49	.03	3.35	3.38	—	(1.95)	(1.95)	35.92	9.95		351		1.63		1.63		.08
Class 529-E:
9/30/2020	43.44	.14	10.49	10.63	(.35)	(1.26)	(1.61)	52.46	24.99		91		1.01		1.01		.30
9/30/2019	45.79	.23	.14	.37	(.31)	(2.41)	(2.72)	43.44	2.24		82		1.04		1.04		.55
9/30/2018	42.58	.24	5.22	5.46	(.07)	(2.18)	(2.25)	45.79	13.15		89		1.05		1.05		.55
9/30/2017	36.62	.26	6.96	7.22	(.18)	(1.08)	(1.26)	42.58	20.47		84		1.06		1.06		.67
9/30/2016	35.07	.22	3.42	3.64	(.14)	(1.95)	(2.09)	36.62	10.54		74		1.09		1.09		.62
Class 529-T:
9/30/2020	44.51	.36	10.75	11.11	(.56)	(1.26)	(1.82)	53.80	25.55	[5]	—	[6]	.56	[5]	.56	[5]	.77	[5]
9/30/2019	46.89	.44	.11	.55	(.52)	(2.41)	(2.93)	44.51	2.73	[5]	—	[6]	.57	[5]	.57	[5]	1.03	[5]
9/30/2018	43.56	.45	5.34	5.79	(.28)	(2.18)	(2.46)	46.89	13.65	[5]	—	[6]	.59	[5]	.59	[5]	.99	[5]
9/30/2017[7,8]	38.61	.26	4.69	4.95	—	—	—	43.56	12.82	[5,9]	—	[6]	.29	[5,9]	.29	[5,9]	.62	[5,9]
Class 529-F-1:
9/30/2020	43.86	.35	10.60	10.95	(.56)	(1.26)	(1.82)	52.99	25.55		180		.56		.56		.76
9/30/2019	46.28	.43	.09	.52	(.53)	(2.41)	(2.94)	43.86	2.72		142		.59		.59		1.03
9/30/2018	43.00	.45	5.27	5.72	(.26)	(2.18)	(2.44)	46.28	13.67		119		.59		.59		1.00
9/30/2017	36.98	.44	7.01	7.45	(.35)	(1.08)	(1.43)	43.00	21.02		97		.61		.61		1.13
9/30/2016	35.41	.39	3.44	3.83	(.31)	(1.95)	(2.26)	36.98	11.07		76		.63		.63		1.09
Class R-1:
9/30/2020	42.09	(.09)	10.17	10.08	(.10)	(1.26)	(1.36)	50.81	24.38		69		1.52		1.52		(.21)
9/30/2019	44.41	.02	.15	.17	(.08)	(2.41)	(2.49)	42.09	1.73		71		1.54		1.54		.05
9/30/2018	41.49	.02	5.08	5.10	—	(2.18)	(2.18)	44.41	12.59		88		1.54		1.54		.04
9/30/2017	35.70	.07	6.80	6.87	—	(1.08)	(1.08)	41.49	19.89		85		1.54		1.54		.18
9/30/2016	34.27	.05	3.33	3.38	—	(1.95)	(1.95)	35.70	10.01		89		1.56		1.56		.14
Class R-2:
9/30/2020	42.52	(.09)	10.27	10.18	(.14)	(1.26)	(1.40)	51.30	24.38		571		1.52		1.52		(.20)
9/30/2019	44.85	.02	.15	.17	(.09)	(2.41)	(2.50)	42.52	1.73		518		1.54		1.54		.06
9/30/2018	41.87	.02	5.14	5.16	—	(2.18)	(2.18)	44.85	12.60		570		1.54		1.54		.05
9/30/2017	36.03	.07	6.85	6.92	— [12]	(1.08)	(1.08)	41.87	19.87		557		1.55		1.55		.18
9/30/2016	34.56	.05	3.37	3.42	—	(1.95)	(1.95)	36.03	10.05		536		1.55		1.55		.16
Class R-2E:
9/30/2020	43.68	.04	10.55	10.59	(.27)	(1.26)	(1.53)	52.74	24.73		68		1.23		1.23		.09
9/30/2019	46.02	.16	.13	.29	(.22)	(2.41)	(2.63)	43.68	2.05		65		1.24		1.24		.38
9/30/2018	42.85	.15	5.26	5.41	(.06)	(2.18)	(2.24)	46.02	12.92		60		1.24		1.24		.33
9/30/2017	37.01	.20	7.00	7.20	(.28)	(1.08)	(1.36)	42.85	20.26		53		1.24		1.24		.51
9/30/2016	35.67	.19	3.47	3.66	(.37)	(1.95)	(2.32)	37.01	10.46		25		1.24		1.24		.52

22	New Perspective Fund

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class R-3:
9/30/2020	$43.39	$.11	$10.48	$10.59	$(.32)	$(1.26)	$(1.58)	$52.40	24.91%		$1,557		1.07%		1.07%		.25%
9/30/2019	45.73	.21	.13	.34	(.27)	(2.41)	(2.68)	43.39	2.21		1,488		1.09		1.09		.50
9/30/2018	42.52	.22	5.22	5.44	(.05)	(2.18)	(2.23)	45.73	13.09		1,728		1.09		1.09		.49
9/30/2017	36.57	.25	6.95	7.20	(.17)	(1.08)	(1.25)	42.52	20.44		1,750		1.09		1.09		.64
9/30/2016	35.03	.21	3.41	3.62	(.13)	(1.95)	(2.08)	36.57	10.52		1,600		1.11		1.11		.60
Class R-4:
9/30/2020	43.85	.25	10.60	10.85	(.46)	(1.26)	(1.72)	52.98	25.30		2,166		.77		.77		.55
9/30/2019	46.23	.34	.11	.45	(.42)	(2.41)	(2.83)	43.85	2.49		1,977		.79		.79		.81
9/30/2018	42.96	.35	5.28	5.63	(.18)	(2.18)	(2.36)	46.23	13.44		2,149		.79		.79		.80
9/30/2017	36.94	.37	7.01	7.38	(.28)	(1.08)	(1.36)	42.96	20.80		2,092		.79		.79		.95
9/30/2016	35.37	.32	3.44	3.76	(.24)	(1.95)	(2.19)	36.94	10.84		1,814		.81		.81		.90
Class R-5E:
9/30/2020	44.22	.36	10.68	11.04	(.57)	(1.26)	(1.83)	53.43	25.56		220		.56		.56		.76
9/30/2019	46.69	.48	.05	.53	(.59)	(2.41)	(3.00)	44.22	2.72		123		.57		.57		1.13
9/30/2018	43.40	.31	5.47	5.78	(.31)	(2.18)	(2.49)	46.69	13.68		36		.57		.57		.68
9/30/2017	37.30	.47	7.04	7.51	(.33)	(1.08)	(1.41)	43.40	20.98		2		.59		.59		1.17
9/30/2016[7,13]	39.06	.35	.23	.58	(.39)	(1.95)	(2.34)	37.30	1.68	[9]	—	[6]	.70	[11]	.69	[11]	1.14	[11]
Class R-5:
9/30/2020	44.53	.40	10.77	11.17	(.60)	(1.26)	(1.86)	53.84	25.68		1,742		.46		.46		.85
9/30/2019	46.92	.48	.10	.58	(.56)	(2.41)	(2.97)	44.53	2.82		1,606		.49		.49		1.11
9/30/2018	43.56	.50	5.34	5.84	(.30)	(2.18)	(2.48)	46.92	13.79		1,798		.49		.49		1.10
9/30/2017	37.44	.49	7.10	7.59	(.39)	(1.08)	(1.47)	43.56	21.16		1,691		.49		.49		1.24
9/30/2016	35.82	.44	3.49	3.93	(.36)	(1.95)	(2.31)	37.44	11.19		1,475		.50		.50		1.21
Class R-6:
9/30/2020	44.61	.43	10.78	11.21	(.62)	(1.26)	(1.88)	53.94	25.74		26,119		.42		.42		.91
9/30/2019	47.00	.51	.09	.60	(.58)	(2.41)	(2.99)	44.61	2.88		19,586		.44		.44		1.18
9/30/2018	43.64	.52	5.34	5.86	(.32)	(2.18)	(2.50)	47.00	13.82		16,772		.44		.44		1.15
9/30/2017	37.51	.51	7.11	7.62	(.41)	(1.08)	(1.49)	43.64	21.22		12,727		.45		.45		1.29
9/30/2016	35.88	.45	3.51	3.96	(.38)	(1.95)	(2.33)	37.51	11.26		9,398		.45		.45		1.25

	Year ended September 30,
	2020	2019	2018	2017	2016
Portfolio turnover rate for all share classes[14]	26%[15]	20%	23%	28%	22%[15]

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Class F-3 shares began investment operations on January 27, 2017.
[11]	Annualized.
[12]	Amount less than $.01.
[13]	Class R-5E shares began investment operations on November 20, 2015.
[14]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.
[15]	Includes the value of securities sold due to redemptions of shares in-kind. The rates would have been 25% and 21% for the years ended September 30, 2020, and September 30, 2016, respectively, if the value of securities sold due to in-kind redemptions were excluded.

See notes to financial statements.

New Perspective Fund	23

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of New Perspective Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of New Perspective Fund (the “Fund”), including the summary investment portfolio, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California

November 6, 2020

We have served as the auditor of one or more American Funds investment companies since 1956.

24	New Perspective Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2020, through September 30, 2020).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

New Perspective Fund	25

	Beginning account value 4/1/2020	Ending account value 9/30/2020	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,393.30	$4.50	.75%
Class A – assumed 5% return	1,000.00	1,021.31	3.80	.75
Class C – actual return	1,000.00	1,387.97	8.92	1.49
Class C – assumed 5% return	1,000.00	1,017.60	7.54	1.49
Class T – actual return	1,000.00	1,394.90	3.00	.50
Class T – assumed 5% return	1,000.00	1,022.56	2.54	.50
Class F-1 – actual return	1,000.00	1,392.87	4.74	.79
Class F-1 – assumed 5% return	1,000.00	1,021.11	4.00	.79
Class F-2 – actual return	1,000.00	1,394.78	3.12	.52
Class F-2 – assumed 5% return	1,000.00	1,022.46	2.64	.52
Class F-3 – actual return	1,000.00	1,395.31	2.52	.42
Class F-3 – assumed 5% return	1,000.00	1,022.96	2.13	.42
Class 529-A – actual return	1,000.00	1,392.71	4.74	.79
Class 529-A – assumed 5% return	1,000.00	1,021.11	4.00	.79
Class 529-C – actual return	1,000.00	1,387.60	9.22	1.54
Class 529-C – assumed 5% return	1,000.00	1,017.35	7.79	1.54
Class 529-E – actual return	1,000.00	1,391.13	6.05	1.01
Class 529-E – assumed 5% return	1,000.00	1,020.00	5.11	1.01
Class 529-T – actual return	1,000.00	1,394.50	3.36	.56
Class 529-T – assumed 5% return	1,000.00	1,022.26	2.84	.56
Class 529-F-1 – actual return	1,000.00	1,394.48	3.36	.56
Class 529-F-1 – assumed 5% return	1,000.00	1,022.26	2.84	.56
Class R-1 – actual return	1,000.00	1,387.88	9.04	1.51
Class R-1 – assumed 5% return	1,000.00	1,017.50	7.64	1.51
Class R-2 – actual return	1,000.00	1,387.97	9.04	1.51
Class R-2 – assumed 5% return	1,000.00	1,017.50	7.64	1.51
Class R-2E – actual return	1,000.00	1,389.70	7.31	1.22
Class R-2E – assumed 5% return	1,000.00	1,018.95	6.17	1.22
Class R-3 – actual return	1,000.00	1,390.64	6.41	1.07
Class R-3 – assumed 5% return	1,000.00	1,019.70	5.42	1.07
Class R-4 – actual return	1,000.00	1,392.74	4.56	.76
Class R-4 – assumed 5% return	1,000.00	1,021.26	3.85	.76
Class R-5E – actual return	1,000.00	1,394.31	3.30	.55
Class R-5E – assumed 5% return	1,000.00	1,022.31	2.79	.55
Class R-5 – actual return	1,000.00	1,395.16	2.82	.47
Class R-5 – assumed 5% return	1,000.00	1,022.71	2.38	.47
Class R-6 – actual return	1,000.00	1,395.59	2.52	.42
Class R-6 – assumed 5% return	1,000.00	1,022.96	2.13	.42

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

26	New Perspective Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2020:

Long-term capital gains	$2,512,441,000
Qualified dividend income	100%
Corporate dividends received deduction	$579,984,000
U.S. government income that may be exempt from state taxation	$9,647,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2021, to determine the calendar year amounts to be included on their 2020 tax returns. Shareholders should consult their tax advisors.

New Perspective Fund	27

This page intentionally left blank.

28	New Perspective Fund

This page intentionally left blank.

New Perspective Fund	29

This page intentionally left blank.

30	New Perspective Fund

This page intentionally left blank.

New Perspective Fund	31

This page intentionally left blank.

32	New Perspective Fund

This page intentionally left blank.

New Perspective Fund	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Vanessa C. L. Chang, 1952	2000	Former Director, EL & EL Investments (real estate)	16	Edison International/ Southern California Edison; Sykes Enterprises; Transocean Ltd.
Pablo R. González Guajardo, 1967	2014	CEO, Kimberly-Clark de México, S.A.B. de C.V.	16	América Móvil, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Kimberly- Clark de México, S.A.B. de C.V.
Martin E. Koehler, 1957	2015	Independent management consultant	3	None
Pascal Millaire, 1983	2019	CEO, CyberCube Analytics, Inc. (cyber risk software for insurers); former Vice President and General Manager, Symantec Corporation (cybersecurity company)	3	None
William I. Miller, 1956 Chairman of the Board (Independent and Non-Executive)	1992	President, The Wallace Foundation	3	Cummins, Inc.
Josette Sheeran, 1954	2015	President and CEO, Asia Society; United Nations Special Envoy for Haiti	7	None
Christopher E. Stone, 1956	2020	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government; former President, Open Society Foundations	9	None
Amy Zegart, PhD, 1967	2019	Senior Fellow, Hoover Institution, Stanford University; Senior Fellow, Freeman Spogli Institute, Stanford University	3	Kratos Defense & Security Solutions

Interested trustees[5,6]

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Joanna F. Jonsson, 1963 Co-President and Trustee	2008	Partner — Capital World Investors, Capital Research and Management Company; Vice Chair and President, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	3	None
Carl M. Kawaja, 1964 Trustee	2019	Chairman and Director, Capital Research and Management Company; Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]; Director, The Capital Group Companies, Inc.[7]	3	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	New Perspective Fund

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Robert W. Lovelace, 1962 Co-President	2001	Vice Chairman of the Board and President, The Capital Group Companies, Inc.[7]; Chief Executive Officer and Director, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[7]; Partner — Capital International Investors, Capital Research and Management Company
Walter R. Burkley, 1966 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[7]; Director, Capital Research and Management Company
Noriko Honda Chen, 1967 Senior Vice President	2015	Partner — Capital International Investors, Capital Research and Management Company; President and Director, Capital Research Company[7]; Director, The Capital Group Companies, Inc.[7]
Brady L. Enright, 1967 Senior Vice President	2008	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]; Director, The Capital Group Companies, Inc.[7]
Jonathan Knowles, PhD, 1961 Senior Vice President	1998	Partner — Capital World Investors, Capital International, Inc.[7]
Andraz Razen, 1975 Senior Vice President	2019	Partner — Capital World Investors, Capital Research Company[7]
Steven T. Watson, 1955 Senior Vice President	2019	Partner — Capital International Investors, Capital International, Inc.[7]; Director, Capital International, Inc.[7]
Michael W. Stockton, 1967 Secretary	2013	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

New Perspective Fund	35

Office of the fund

333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management
Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Dechert LLP
One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	New Perspective Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

A complete September 30, 2020, portfolio of New Perspective Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New Perspective Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of New Perspective Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2020, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MCSI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The Standard & Poor’s 500 Composite Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright© 2020 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2019.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2019. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2019. Fifteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 65% of the time, based on the 20-year period ended December 31, 2019, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Pablo R. González Guajardo, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

NPF

Registrant:
a) Audit Fees:
Audit	2019	2,000
	2020	209,000

b) Audit-Related Fees:
	2019	19,000
	2020	21,000

c) Tax Fees:
	2019	14,000
	2020	18,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2019	None
	2020	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2019	1,440,000
	2020	1,873,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2019	78,000
	2020	68,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2019	None
	2020	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,551,000 for fiscal year 2019 and $1,981,000 for fiscal year 2020. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

New Perspective Fund®

Investment portfolio

September 30, 2020

Common stocks 95.78% Information technology 22.99%	Shares	Value (000)
Microsoft Corp.	15,931,615	$3,350,897
Taiwan Semiconductor Manufacturing Company, Ltd.1	208,775,941	3,135,517
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	1,500,631	121,656
ASML Holding NV1	3,839,942	1,415,920
ASML Holding NV (New York registered) (ADR)	1,842,254	680,289
Mastercard Inc., Class A	6,058,408	2,048,772
PayPal Holdings, Inc.2	6,753,719	1,330,685
Broadcom Inc.	3,550,760	1,293,613
Visa Inc., Class A	6,011,295	1,202,079
Shopify Inc., Class A, subordinate voting shares2	1,009,646	1,032,838
Adobe Inc.2	2,011,759	986,627
Samsung Electronics Co., Ltd.1	19,139,258	964,344
Keyence Corp.1	1,342,740	625,774
ServiceNow, Inc.2	1,024,196	496,735
GoDaddy Inc., Class A2	6,352,671	482,612
Advanced Micro Devices, Inc.2	5,472,068	448,655
Apple Inc.	3,685,847	426,858
Temenos AG1	2,882,645	388,195
TE Connectivity Ltd.	3,860,925	377,367
SAP SE1	2,358,249	367,235
Autodesk, Inc.2	1,573,718	363,545
Trimble Inc.2	7,277,583	354,418
Smartsheet Inc., Class A2,3	6,736,421	332,914
Amadeus IT Group SA, Class A, non-registered shares1	4,185,258	232,265
Worldline SA, non-registered shares1,2	2,773,013	227,381
Zendesk, Inc.2	1,897,991	195,341
Alteryx, Inc., Class A2,4	1,630,177	185,107
Global Payments Inc.	1,038,006	184,329
Edenred SA1	3,761,392	168,756
Tokyo Electron Ltd.1	644,308	168,634
FleetCor Technologies, Inc.2	699,458	166,541
ON Semiconductor Corp.2	7,593,270	164,698
Motorola Solutions, Inc.	961,971	150,847
Micron Technology, Inc.2	3,050,139	143,234
STMicroelectronics NV1	4,466,688	136,535
Halma PLC1	4,295,453	129,467
Dell Technologies Inc., Class C2	1,839,870	124,541
Cree, Inc.2	1,944,267	123,928
CDK Global, Inc.	2,669,202	116,350
Infosys Ltd. (ADR)	7,675,275	105,995
VeriSign, Inc.2	499,471	102,317
Texas Instruments Inc.	700,000	99,953
Fidelity National Information Services, Inc.	634,808	93,450
FLIR Systems, Inc.	2,497,357	89,530
Workday, Inc., Class A2	361,274	77,721
NetApp, Inc.	1,531,167	67,126
Nokia Corp.1,2	16,563,004	64,920

New Perspective Fund — Page 1 of 8

Common stocks (continued) Information technology (continued)	Shares	Value (000)
Intel Corp.	1,153,276	$59,717
MediaTek Inc.1	1,620,000	34,161
Largan Precision Co., Ltd.1	47,000	5,491
		25,645,880
Consumer discretionary 18.80%
Tesla, Inc.2	16,920,148	7,258,914
Amazon.com, Inc.2	1,207,504	3,802,104
NIKE, Inc., Class B	7,850,432	985,543
Prosus NV1,2	9,396,927	866,566
LVMH Moët Hennessy-Louis Vuitton SE1	1,643,062	768,125
Kering SA1	940,482	624,842
MercadoLibre, Inc.2	539,465	583,960
Hermès International1	612,842	528,260
Naspers Ltd., Class N1,2	2,843,448	501,518
Booking Holdings Inc.2	276,732	473,400
adidas AG1,2	1,272,430	411,839
EssilorLuxottica1,2	2,488,602	338,414
Hilton Worldwide Holdings Inc.	3,823,452	326,217
Home Depot, Inc.	1,137,221	315,818
Hyundai Motor Co.1	1,907,873	290,803
Industria de Diseño Textil, SA1	9,234,984	256,758
Suzuki Motor Corp.1	5,758,325	246,638
Delivery Hero SE1,2	1,999,514	230,005
Restaurant Brands International Inc.	3,788,776	217,893
Trip.com Group Ltd. (ADR)2	6,996,354	217,866
Flutter Entertainment PLC (GBP denominated)1	1,346,220	212,016
Renault SA1,2	7,449,413	192,285
Galaxy Entertainment Group Ltd.1	25,505,000	172,627
Peugeot SA1,2	8,551,205	154,181
Melco Resorts & Entertainment Ltd. (ADR)	8,759,727	145,849
InterContinental Hotels Group PLC1,2	2,564,584	134,643
Hilton Grand Vacations Inc.2,3	5,456,290	114,473
Cie. Financière Richemont SA, Class A1	1,468,364	98,352
Domino’s Pizza, Inc.	223,064	94,865
YUM! Brands, Inc.	1,010,014	92,214
General Motors Company	2,996,828	88,676
Wynn Macau, Ltd.1,2	47,631,918	76,248
Nitori Holdings Co., Ltd.1	334,300	69,531
Valeo SA, non-registered shares1	1,058,991	32,366
Evolution Gaming Group AB1	433,990	28,687
Sodexo SA1	199,769	14,226
Samsonite International SA1,2	12,516,700	12,773
		20,979,495
Health care 13.50%
Intuitive Surgical, Inc.2	1,664,012	1,180,683
Vertex Pharmaceuticals Inc.2	3,916,394	1,065,729
AstraZeneca PLC1	9,580,002	1,042,697
Thermo Fisher Scientific Inc.	2,055,408	907,504
BeiGene, Ltd. (ADR)2	3,006,235	861,106
Seattle Genetics, Inc.2	3,868,911	757,107
Regeneron Pharmaceuticals, Inc.2	1,278,718	715,801
Boston Scientific Corp.2	18,652,342	712,706
Zoetis Inc., Class A	4,283,079	708,293

New Perspective Fund — Page 2 of 8

Common stocks (continued) Health care (continued)	Shares	Value (000)
Pfizer Inc.	15,284,410	$560,938
Danaher Corp.	2,323,706	500,364
Insulet Corp.2	1,990,627	470,962
Novo Nordisk A/S, Class B1	5,833,356	405,195
IDEXX Laboratories, Inc.2	967,088	380,172
Abbott Laboratories	3,101,394	337,525
Edwards Lifesciences Corp.2	4,161,182	332,146
Koninklijke Philips NV (EUR denominated)1,2	6,876,387	323,948
Incyte Corp.2	3,566,070	320,019
Ultragenyx Pharmaceutical Inc.2,3	3,726,135	306,251
NovoCure Ltd.2	2,704,548	301,043
CRISPR Therapeutics AG2	3,218,342	269,182
Teva Pharmaceutical Industries Ltd. (ADR)2	21,430,672	193,090
Coloplast A/S, Class B1	1,031,475	163,126
Grifols, SA, Class B (ADR)	9,250,000	160,488
Sanofi1	1,479,425	148,341
bioMérieux SA1	852,257	133,412
Olympus Corp.1	6,402,800	132,904
Shionogi & Co., Ltd.1	2,458,300	131,522
Galapagos NV1,2	911,551	129,473
Bayer AG1	1,954,133	122,135
Baxter International Inc.	1,500,000	120,630
Novartis AG1	1,381,208	120,029
Mettler-Toledo International Inc.2	118,974	114,899
WuXi Biologics (Cayman) Inc.1,2	4,431,500	108,751
Agios Pharmaceuticals, Inc.2	2,959,798	103,593
Lonza Group AG1	159,735	98,601
Straumann Holding AG1	95,678	96,258
Fisher & Paykel Healthcare Corp. Ltd.1	4,353,082	95,819
Tandem Diabetes Care, Inc.2	667,781	75,793
Vir Biotechnology, Inc.2	2,206,591	75,752
Daiichi Sankyo Company, Ltd.1	2,046,900	62,898
Gilead Sciences, Inc.	935,557	59,118
Merck & Co., Inc.	505,947	41,968
Eli Lilly and Company	278,092	41,163
Teladoc Health, Inc.2,4	165,945	36,382
Roche Holding AG, nonvoting, non-registered shares1	63,972	21,887
Bluebird Bio, Inc.2	134,769	7,271
Allakos Inc.2,4	72,223	5,883
Sarepta Therapeutics, Inc.2	33,464	4,699
		15,065,256
Communication services 9.47%
Facebook, Inc., Class A2	13,945,897	3,652,430
Alphabet Inc., Class C2	727,133	1,068,595
Alphabet Inc., Class A2	632,981	927,697
Netflix, Inc.2	3,510,735	1,755,473
Activision Blizzard, Inc.	6,373,109	515,903
SoftBank Group Corp.1	6,328,500	390,767
Cellnex Telecom, SA, non-registered shares1	6,321,630	384,202
América Móvil, SAB de CV, Series L (ADR)4	30,105,176	376,014
Sea Ltd., Class A (ADR)2	2,199,991	338,887
Nintendo Co., Ltd.1	345,000	196,126
Adevinta ASA1,2	10,139,267	173,887
Z Holdings Corp.1	24,714,900	165,124

New Perspective Fund — Page 3 of 8

Common stocks (continued) Communication services (continued)	Shares	Value (000)
Vodafone Group PLC1	95,576,085	$126,799
Snap Inc., Class A2	4,196,058	109,559
Koninklijke KPN NV1	44,582,227	104,829
Twitter, Inc.2	2,000,000	89,000
Electronic Arts Inc.2	559,127	72,916
Altice USA, Inc., Class A2	2,030,276	52,787
Spotify Technology SA2	142,272	34,511
Bharti Airtel Ltd.1	4,184,975	23,970
Live Nation Entertainment, Inc.2	196,000	10,560
		10,570,036
Financials 9.05%
AIA Group Ltd.1	131,061,400	1,291,109
JPMorgan Chase & Co.	12,762,048	1,228,602
London Stock Exchange Group PLC1	8,949,954	1,023,882
Moody’s Corp.	2,835,843	821,969
CME Group Inc., Class A	4,758,456	796,137
BlackRock, Inc.	906,419	510,812
Chubb Ltd.	4,093,269	475,310
Hong Kong Exchanges and Clearing Ltd.1	9,463,300	444,817
DNB ASA1,2	27,108,265	374,411
Intercontinental Exchange, Inc.	3,114,812	311,637
Deutsche Boerse AG1	1,379,369	242,244
UBS Group AG1	20,627,767	230,281
ICICI Bank Ltd.1,2	22,240,773	107,889
ICICI Bank Ltd. (ADR)2	10,778,729	105,955
Aon PLC, Class A	893,454	184,320
Arch Capital Group Ltd.2	6,258,120	183,050
SVB Financial Group2	683,604	164,489
Hiscox Ltd.1,2	13,988,882	161,009
AXA SA1	7,713,722	142,398
Prudential PLC1	8,782,809	125,390
Bank of America Corp.	4,981,312	120,000
Everest Re Group, Ltd.	535,747	105,831
Banco Bilbao Vizcaya Argentaria, SA1	36,496,509	100,868
Fairfax Financial Holdings Ltd., subordinate voting shares	310,102	91,315
TMX Group Ltd.	805,130	82,802
Willis Towers Watson PLC	381,288	79,621
QBE Insurance Group Ltd.1	12,430,371	76,930
UniCredit SpA1,2	8,502,768	70,120
Morgan Stanley	1,262,721	61,053
RenaissanceRe Holdings Ltd.	323,416	54,897
Sumitomo Mitsui Financial Group, Inc.1,4	1,925,000	53,565
Goldman Sachs Group, Inc.	260,720	52,397
Macquarie Group Ltd.1	582,615	50,045
Société Générale1,2	3,326,215	44,014
Skandinaviska Enskilda Banken AB, Class A1,2	4,448,555	39,378
Discovery Ltd.1	5,095,651	38,873
Aviva PLC1	9,205,256	33,849
Barclays PLC1,2	16,662,946	20,968
		10,102,237

New Perspective Fund — Page 4 of 8

Common stocks (continued) Industrials 6.95%	Shares	Value (000)
DSV Panalpina A/S1	4,373,697	$713,741
Honeywell International Inc.	4,295,196	707,032
Safran SA1,2	5,527,719	543,949
Nidec Corp.1	5,749,332	534,694
ASSA ABLOY AB, Class B1	18,624,144	434,707
Airbus SE, non-registered shares1,2	5,478,133	397,629
Copart, Inc.2	3,305,168	347,571
Komatsu Ltd.1	14,093,600	310,265
Equifax Inc.	1,950,085	305,968
SMC Corp.1	547,200	304,548
Lennox International Inc.	1,100,633	300,044
ABB Ltd.1	11,466,509	290,619
IDEX Corp.	1,538,022	280,551
Ryanair Holdings PLC (ADR)2	3,288,823	268,894
AB Volvo, Class B1,2	12,456,814	239,253
Spirax-Sarco Engineering PLC1	1,515,205	215,425
Boeing Company	973,881	160,944
TransDigm Group Inc.	308,162	146,414
Aalberts NV, non-registered shares1	3,940,723	142,311
Experian PLC1	3,518,697	131,673
Epiroc AB, Class B1	4,528,047	62,977
Epiroc AB, Class A1	4,183,340	60,718
RELX PLC1	4,742,187	104,968
PageGroup PLC1,2,3	17,021,049	82,071
Westinghouse Air Brake Technologies Corp.	1,324,457	81,957
Aggreko PLC1,3	16,529,649	78,371
BAE Systems PLC1	12,012,859	74,306
Carrier Global Corp.	2,217,406	67,720
Uber Technologies, Inc.2	1,838,673	67,075
Meggitt PLC1,2	18,773,152	62,257
Northrop Grumman Corp.	160,810	50,734
Recruit Holdings Co., Ltd.1	1,220,683	48,433
MTU Aero Engines AG1	226,261	37,631
Techtronic Industries Co. Ltd.1	2,533,500	33,315
General Electric Co.	4,107,517	25,590
JGC Holdings Corp.1	1,786,462	18,556
Bunzl PLC1	321,000	10,357
DCC PLC1	129,000	9,941
		7,753,209
Consumer staples 5.47%
Nestlé SA1	9,797,150	1,162,325
Costco Wholesale Corp.	2,213,980	785,963
Mondelez International, Inc.	9,704,778	557,540
British American Tobacco PLC1	9,338,945	335,669
Carlsberg A/S, Class B1,4	2,490,460	335,341
Anheuser-Busch InBev SA/NV1	5,613,229	302,989
Pernod Ricard SA1	1,843,174	294,152
L’Oréal SA, bonus shares1	686,197	223,290
L’Oréal SA, non-registered shares1	195,803	63,715
Philip Morris International Inc.	3,435,128	257,600
Colgate-Palmolive Company	3,292,914	254,048
Reckitt Benckiser Group PLC1	2,437,884	237,677
Walgreens Boots Alliance, Inc.	4,223,449	151,706
Unilever NV (EUR denominated)1	2,295,703	138,592

New Perspective Fund — Page 5 of 8

Common stocks (continued) Consumer staples (continued)	Shares	Value (000)
Shiseido Company, Ltd.1	2,408,100	$138,178
Danone SA1	1,955,756	126,501
Unilever PLC1	2,019,740	124,452
KOSÉ Corp.1	946,800	115,765
General Mills, Inc.	1,615,989	99,674
Godrej Consumer Products Ltd.1	9,060,047	89,275
Associated British Foods PLC1	3,270,314	78,778
PepsiCo, Inc.	546,322	75,720
Uni-Charm Corp.1	1,297,100	57,947
Fomento Económico Mexicano, SAB de CV	9,949,300	56,065
Japan Tobacco Inc.1	2,036,900	37,195
		6,100,157
Materials 5.08%
Koninklijke DSM NV1	5,217,736	859,861
Vale SA, ordinary nominative (ADR)	58,699,457	621,040
Vale SA, ordinary nominative	16,512,655	173,804
Sherwin-Williams Company	904,541	630,230
Shin-Etsu Chemical Co., Ltd.1	4,004,000	522,610
Linde PLC	1,995,450	475,177
Sika AG1	1,860,577	457,088
Asahi Kasei Corp.1	40,891,973	356,962
Gerdau SA (ADR)	68,807,000	254,586
Chr. Hansen Holding A/S1	1,638,741	182,130
LyondellBasell Industries NV	2,514,000	177,212
Dow Inc.	3,473,592	163,432
DuPont de Nemours Inc.	2,296,742	127,423
Air Liquide SA, non-registered shares1	786,378	124,785
Barrick Gold Corp.	4,053,052	113,931
AngloGold Ashanti Ltd. (ADR)	3,239,471	85,457
Grupo México, SAB de CV, Series B	30,735,000	78,188
Newmont Corp.	1,081,105	68,596
Wheaton Precious Metals Corp. (CAD denominated)	1,073,094	52,649
Celanese Corp.	423,552	45,511
Alrosa PJSC1	44,404,993	42,155
Air Products and Chemicals, Inc.	100,712	29,998
CF Industries Holdings, Inc.	618,689	19,000
First Quantum Minerals Ltd.	1,162,000	10,359
		5,672,184
Energy 1.90%
Reliance Industries Ltd.1	22,770,563	693,529
Reliance Industries Ltd., interim shares1	1,150,559	21,071
Rosneft Oil Company PJSC (GDR)1	45,132,749	221,445
Schlumberger Ltd.	11,675,611	181,673
Total SE1,4	4,679,599	160,665
Baker Hughes Co., Class A	12,003,184	159,522
EOG Resources, Inc.	4,240,449	152,402
ConocoPhillips	4,589,171	150,708
TC Energy Corp. (CAD denominated)	3,532,712	148,307
Royal Dutch Shell PLC, Class B1	5,133,368	62,098
Canadian Natural Resources, Ltd. (CAD denominated)	3,292,716	52,770
LUKOIL Oil Co. PJSC (ADR)1	582,132	33,658
Gazprom PJSC (ADR)1	7,266,968	31,615
INPEX Corp.1	5,262,800	28,155

New Perspective Fund — Page 6 of 8

Common stocks (continued) Energy (continued)	Shares	Value (000)
Chevron Corp.	305,191	$21,974
Weatherford International2	371,207	724
		2,120,316
Utilities 1.44%
Ørsted AS1	5,700,232	786,261
Enel SpA1	42,204,199	366,465
AES Corp.	10,118,808	183,252
Sempra Energy	1,378,905	163,207
Engie SA1,2	7,927,225	105,951
		1,605,136
Real estate 1.13%
Equinix, Inc. REIT	545,968	415,007
American Tower Corp. REIT	1,174,157	283,829
Goodman Logistics (HK) Ltd. REIT1	18,307,046	235,613
CK Asset Holdings Ltd.1	27,684,500	135,075
ESR Cayman Ltd.1,2	34,650,000	108,107
Digital Realty Trust, Inc. REIT	588,276	86,335
		1,263,966
Total common stocks (cost: $57,088,731,000)		106,877,872
Preferred securities 0.10% Health care 0.06%
Grifols, SA, Class B, nonvoting preferred, non-registered shares1	3,768,551	64,619
Information technology 0.02%
Samsung Electronics Co., Ltd., nonvoting preferred shares1	596,200	25,722
Materials 0.02%
Gerdau SA, preferred nominative	5,574,300	20,646
Total preferred securities (cost: $83,254,000)		110,987
Bonds, notes & other debt instruments 0.02% Corporate bonds, notes & loans 0.02% Energy 0.02%	Principal amount (000)
Weatherford International PLC 8.75% 20245	$9,276	9,528
Weatherford International PLC 11.00% 20245	24,701	14,882
		24,410
Total corporate bonds, notes & loans		24,410
Total bonds, notes & other debt instruments (cost: $29,234,000)		24,410
Short-term securities 4.46% Money market investments 4.46%	Shares
Capital Group Central Cash Fund 0.12%3,6	47,628,149	4,763,291
BlackRock Liquidity Funds – FedFund, Institutional Shares 0%6,7	75,000,000	75,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0%6,7	75,000,000	75,000

New Perspective Fund — Page 7 of 8

Short-term securities (continued) Money market investments (continued)	Shares	Value (000)
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.02%6,7	31,398,470	$31,399
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%6,7	25,000,000	25,000
Fidelity Investments Money Market Government Portfolio, Class I 0.01%6,7	1,000,000	1,000
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 0.02%6,7	986,450	986
		4,971,676
Total short-term securities (cost: $4,970,975,000)		4,971,676
Total investment securities 100.36% (cost: $62,172,194,000)		111,984,945
Other assets less liabilities (0.36)%		(402,160)
Net assets 100.00%		$111,582,785

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $38,331,234,000, which represented 34.35% of the net assets of the fund. This amount includes $38,107,944,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Security did not produce income during the last 12 months.
3	Affiliate of the fund or part of the same group of investment companies as the fund, in each case as defined under the Investment Company Act of 1940.
4	All or a portion of this security was on loan. The total value of all such securities was $199,690,000, which represented .18% of the net assets of the fund.
5	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $24,410,000, which represented .02% of the net assets of the fund.
6	Rate represents the seven-day yield at 9/30/2020.
7	Security purchased with cash collateral from securities on loan.

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
EUR = Euros
GBP = British pounds
GDR = Global Depositary Receipts

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Distributors, Inc., member FINRA.

© 2020 Capital Group. All rights reserved.

MFGEFP4-007-1120O-S78112	New Perspective Fund — Page 8 of 8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of New Perspective Fund:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of New Perspective Fund (the “Fund”), as of September 30, 2020, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of September 30, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

November 6, 2020

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW PERSPECTIVE FUND

By __/s/ Walter R. Burkley________________
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: November 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Walter R. Burkley_____________
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: November 30, 2020

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: November 30, 2020